UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2022

SEAPORT CALIBRE MATERIALS ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40975	86-3426874
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

360 Madison Avenue, 20th Floor
New York, NY	10017
(Address of principal executive offices)	(Zip Code)

(212) 616-7700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one redeemable warrant	SCMAU	The Nasdaq Stock Market LLC

Shares of Class A common stock, included as part of the units	SCMA	The Nasdaq Stock Market LLC

Redeemable warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	SCMAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 12, 2022, Seaport Calibre Materials Acquisition Corp. (the “Company”) issued unsecured promissory notes (the “Sponsor Convertible Notes”) to Calibre Group, LLC and Seaport Global Asset Management, LLC, the Company’s sponsors, (the “Sponsors”), pursuant to which the Company may request to borrow up to $528,750 from Calibre Group, LLC and $646,250 from Seaport Global Asset Management, LLC for transaction costs reasonably related to the consummation of the Business Combination (as defined below). Any advances under the Sponsor Convertible Notes shall be made at the sole discretion of the Sponsors. All unpaid principal under the Sponsor Convertible Notes will be due and payable in full on the earlier of (i) the consummation of the Company’s merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”)  and (ii) February 1, 2023 (or May 1, 2023 if the Company’s time to complete a Business Combination is extended as defined in the Company’s final prospectus in connection with the Company’s initial public offering of units). The Sponsors will have the option, at any time on or prior to the Maturity Date, to convert any amounts outstanding under the Sponsor Convertible Notes, up to $2,000,000 in the aggregate, into warrants to purchase the Company’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”), at a conversion price of $1.50 per warrant, with each warrant entitling the holder to purchase one share of Class A Common Stock at a price of $11.50 per share, subject to the same adjustments applicable to the private placement warrants sold concurrently with the Company’s initial public offering. As previously disclosed, Jim Tumulty and Edward Siegel, the Company’s Chief Executive Officer and Chief Financial Officer, respectively, are the Co-Managers of Calibre Group, LLC. Stephen Smith, the Chairman of the Company, is the Chief Executive Officer of Seaport Global Asset Management, LLC.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. The issuance of the Sponsor Convertible Notes was made in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

10.1	Convertible Promissory Note between the Company and Calibre Group, LLC, dated as of December 12, 2022
10.2	Convertible Promissory Note between the Company and Seaport Global Asset Management, LLC, dated as of December 12, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 14, 2022

SEAPORT CALIBRE MATERIALS ACQUISITION CORP.

By:	/s/ Jim Tumulty
Name:	Jim Tumulty
Title:	Chief Executive Officer